                                                                   EXHIBIT 10(l)
                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                             FISCAL AGENCY AGREEMENT

                                      AMONG

                               CABOT FINANCE B.V.
                                    AS ISSUER

                                       AND

                                CABOT CORPORATION
                                  AS GUARANTOR

                                       AND

                                 U.S. BANK TRUST
                              NATIONAL ASSOCIATION
                                 AS FISCAL AGENT

                        5.25% NOTES DUE SEPTEMBER 1, 2013

                        ---------------------------------

                         Dated as of September 24, 2003

                        ---------------------------------

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

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                                                         ARTICLE ONE

                                                         DEFINITIONS

Section 1.01.   Definitions..........................................................................................     1
Section 1.02.   Other Definitions....................................................................................     4
Section 1.03.   Rules of Construction................................................................................     5

                                                         ARTICLE TWO

                                                       THE SECURITIES

Section 2.01.   Form and Dating......................................................................................     5
Section 2.02.   Execution and Authentication.........................................................................     7
Section 2.03.   Fiscal Agent, Registrar and Paying Agent.............................................................     8
Section 2.04.   Paying Agent to Hold Money in Trust..................................................................     8
Section 2.05.   Holder Lists.........................................................................................     9
Section 2.06.   Transfer and Exchange................................................................................     9
Section 2.07.   Replacement Securities...............................................................................    15
Section 2.08.   Outstanding Securities...............................................................................    15
Section 2.09.   Treasury Securities..................................................................................    16
Section 2.10.   Temporary Securities.................................................................................    16
Section 2.11.   Cancellation.........................................................................................    16
Section 2.12.   Defaulted Interest...................................................................................    16
Section 2.13.   Persons Deemed Owners................................................................................    17
Section 2.14.   CUSIP Numbers........................................................................................    17
Section 2.15.   Issuance of Additional Securities....................................................................    17
Section 2.16.   Legal Holidays.......................................................................................    18

                                                        ARTICLE THREE

                                                         REDEMPTION

Section 3.01.   Notice to Fiscal Agent of Election to Redeem.........................................................    18
Section 3.02.   Selection of Securities to be Redeemed...............................................................    18
Section 3.03.   Notice of Redemption.................................................................................    19
Section 3.04.   Payment of Securities Called for Redemption..........................................................    19
Section 3.05.   Exclusion of Certain Securities from Eligibility for Selection for Redemption........................    20
Section 3.06.   Optional Redemption..................................................................................    20
Section 3.07.   Optional Redemption Due to Changes in Tax Treatment..................................................    22

                                        i
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                                                        ARTICLE FOUR

                                                          COVENANTS

Section 4.01.   Certain Definitions..................................................................................    23
Section 4.02.   Payment of Securities................................................................................    24
Section 4.03.   Limitation on Liens..................................................................................    28
Section 4.04.   Limitation on Sale and Leaseback.....................................................................    29
Section 4.05.   Limitation on Sale or Transfer of Restricted Property................................................    29
Section 4.06.   No Lien Created......................................................................................    30
Section 4.07.   Compliance Certificate...............................................................................    30
Section 4.08.   SEC Reports..........................................................................................    30

                                                        ARTICLE FIVE

                                               SUCCESSOR COMPANY OR GUARANTOR

Section 5.01.   When the Company or the Guarantor May Merge, etc.....................................................    31
Section 5.02.   When Securities Must Be Secured......................................................................    31

                                                         ARTICLE SIX

                                                    DEFAULTS AND REMEDIES

Section 6.01.   Events of Default....................................................................................    32
Section 6.02.   Acceleration.........................................................................................    33
Section 6.03.   Other Remedies.......................................................................................    33
Section 6.04.   Waiver of Past Defaults..............................................................................    33
Section 6.05.   Control by Majority..................................................................................    34
Section 6.06.   Limitation on Suits..................................................................................    34
Section 6.07.   Rights of Holders to Receive Payment.................................................................    34
Section 6.08.   Collection Suit by Fiscal Agent......................................................................    35
Section 6.09.   Fiscal Agent May File Proofs of Claim................................................................    35
Section 6.10.   Priorities...........................................................................................    35
Section 6.11.   Undertaking for Costs................................................................................    35
Section 6.12.   Notice to Holders by Fiscal Agent....................................................................    35

                                                        ARTICLE SEVEN

                                                        FISCAL AGENT

Section 7.01.   Duties of Fiscal Agent...............................................................................    36
Section 7.02.   Rights of Fiscal Agent...............................................................................    37
Section 7.03.   Individual Rights of Fiscal Agent....................................................................    37
Section 7.04.   Fiscal Agent's Disclaimer............................................................................    37
Section 7.05.   Compensation and Indemnity...........................................................................    37

                                       ii
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Section 7.06.   Replacement of Fiscal Agent..........................................................................    38
Section 7.07.   Successor Fiscal Agent by Merger, etc................................................................    39

                                                        ARTICLE EIGHT

                                                  DEFEASANCE AND DISCHARGE

Section 8.01.   Option to Effect Legal Defeasance or Covenant Defeasance.............................................    39
Section 8.02.   Legal Defeasance.....................................................................................    39
Section 8.03.   Covenant Defeasance..................................................................................    40
Section 8.04.   Conditions to Legal or Covenant Defeasance...........................................................    40
Section 8.05.   Discharge............................................................................................    41
Section 8.06.   Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions........    42
Section 8.07.   Repayment to Company.................................................................................    42
Section 8.08.   Reinstatement........................................................................................    43

                                                        ARTICLE NINE

                                             AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.   Without Consent of Holders...........................................................................    43
Section 9.02.   With Consent of Holders..............................................................................    44
Section 9.03.   Revocation and Effect of Consents....................................................................    45
Section 9.04.   Notation on or Exchange of Securities................................................................    45
Section 9.05.   Fiscal Agent to Sign Amendments, etc.................................................................    45

                                                         ARTICLE TEN

                                                          GUARANTEE

Section 10.01.   Guarantee...........................................................................................    45
Section 10.02.   No Subrogation......................................................................................    47
Section 10.03.   Assumption by the Guarantor.........................................................................    47

                                                       ARTICLE ELEVEN

                                                        MISCELLANEOUS

Section 11.01.   Notices.............................................................................................    47
Section 11.02.   Certificate and Opinion as to Conditions Precedent..................................................    48
Section 11.03.   Statements Required in Certificate or Opinion.......................................................    48
Section 11.04.   Rules by Fiscal Agent, Paying Agent, Registrar......................................................    49
Section 11.05.   Governing Law.......................................................................................    49
Section 11.06.   No Recourse Against Others..........................................................................    49
Section 11.07.   Successors..........................................................................................    49
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                                      iii
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Section 11.08.   Execution in Counterparts...........................................................................    49

SIGNATURES...........................................................................................................    53
EXHIBIT A -- FORM OF SECURITY
EXHIBIT B -- FORM OF CERTIFICATE OF TRANSFER
EXHIBIT C -- FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

         FISCAL AGENCY AGREEMENT dated as of September 24, 2003 (the "Agreement"), among CABOT FINANCE B.V., a private company with limited liability organized under the laws of the Netherlands (the "Company"), CABOT CORPORATION, a Delaware corporation (the "Guarantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as fiscal agent (the "Fiscal Agent").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Securities:

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01. Definitions.

         "Additional Securities" means 5.25% Notes due September 1, 2013 of the Company issued under this Agreement after the Issuance Date in accordance with Sections 2.02 and 2.15 hereof, and having identical terms and conditions to the Securities.

         "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Guarantor.

         "Agent" means any Registrar or Paying Agent.  See Section 2.03.

         "Agreement" means this Fiscal Agency Agreement as amended or supplemented from time to time.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

         "Board of Directors" means the Management Board of the Company or any committee of the Management Board duly authorized to act for it hereunder.

         "Board Resolution" means a resolution of the Board of Directors, which may be evidenced by a certificate of the Secretary or an Assistant Secretary of the Company stating that such resolution has been duly adopted by the Board of Directors and in is full force and effect.

         "Company" means the party named as such in this Agreement until a successor replaces it pursuant to this Agreement and thereafter means the successor.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" shall mean, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depositary by the Company, which Depositary shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such person, "Depositary" as used with respect to the Securities shall mean the Depositary.

         "Distribution Compliance Period" shall mean, the period that begins on the closing of any offering of Securities (including any Additional Securities) and ends 40 days later.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fiscal Agent" means the party named as such in this Agreement until a successor replaces it pursuant to this Agreement and thereafter means the successor.

         "Global Security" or "Global Securities" means a Security or Securities, as the case may be, in the form prescribed in Section 2.01 of this Agreement evidencing all or part of the Securities, issued to the Depositary or its nominee, and registered in the name of such Depositary or nominee.

         "guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" will not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

         "Guarantee" means the guarantee of payment of the Securities by the Guarantor pursuant to the terms of this Agreement.

         "Guarantor" means the party named as such in this Agreement until a successor replaces it pursuant to this Agreement and thereafter means the successor.

         "Holder" or "Securityholder" or "Holder of Securities" or "Noteholder" means a person in whose name a Security is registered on the Registrar's books.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, that is not also a Qualified Institutional Buyer.

         "Issuance Date" means September 24, 2003.

         "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel who may be an employee of or counsel to the Company, or who may be other counsel reasonably satisfactory to the Fiscal Agent.

         "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Place of Payment" means, when used with respect to Securities, the place or places where the principal of, interest, if any, or Additional Amounts, if any, on the Securities are payable.

         "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

         "Responsible Officer" means any officer in the Corporate Trust Division of the Fiscal Agent or any other officer of the Fiscal Agent assigned by the Fiscal Agent to administer its corporate trust matters.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the 5.25% Notes due September 1, 2013 of the Company (including, without limitation, any Additional Securities) issued under this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Custodian" means the Fiscal Agent, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

Section 1.02.     Other Definitions.

TERM                                                                                            DEFINED IN SECTION
----                                                                                            ------------------
"Additional Amounts"..................................................................                  4.02
"Additional Taxing Jurisdiction"......................................................                  4.02
"Adjusted Treasury Rate"..............................................................                  3.06
"Attributable Debt"...................................................................                  4.01
"Bankruptcy Law"......................................................................                  6.01
"Cash Equivalents"....................................................................                  8.04
"Change in Tax Law"...................................................................                  3.07
"Comparable Treasury Issue"...........................................................                  3.06
"Comparable Treasury Price"...........................................................                  3.06
"Consolidated Net Tangible Assets"....................................................                  4.01
"Covenant Defeasance".................................................................                  8.03
"Custodian"...........................................................................                  6.01
"Debt"................................................................................                  4.01
"Definitive Securities"...............................................................                  2.01
"Directive"...........................................................................                  4.02
"Discharge"...........................................................................                  8.05
"DTC".................................................................................                  2.01
"DTC Participants"....................................................................                  2.01
"Exempted Debt".......................................................................                  4.01
"Existing Lien".......................................................................                  4.03
"Event of Default"....................................................................                  6.01
"IAI Global Security".................................................................                  2.01
"Independent Investment Banker".......................................................                  3.06
"Legal Defeasance"....................................................................                  8.02
"Legal Holiday".......................................................................                 12.06
"Lien"................................................................................                  4.01
"Long-Term Debt"......................................................................                  4.01
"Notice of Default"...................................................................                  6.01
"Obligations".........................................................................                 11.01
"Outstanding Securities...............................................................                  3.02
"144A Global Security"................................................................                  2.01
"Paying Agent"........................................................................                  2.03
"Payor"...............................................................................                  4.02
"Principal Property"..................................................................                  4.01
"Private Placement Legend"............................................................                  2.06
"Reference Treasury Dealer"...........................................................                  3.06
"Reference Treasury Dealer Quotations"................................................                  3.06
"Register"............................................................................                  2.03
"Registrar"...........................................................................                  2.03
"Regulation S Global Security"........................................................                  2.01
"Relevant Taxing Jurisdiction"........................................................                  4.02
"Remaining Life"......................................................................                  3.06
"Restricted Property".................................................................                  4.01

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
TERM                                                                                            DEFINED IN SECTION
----                                                                                            ------------------
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"Restricted Subsidiary"...............................................................                  4.01
"Sale-Leaseback Transaction"..........................................................                  4.01
"Subsidiary"..........................................................................                  4.01
"Tax Redemption Date".................................................................                  3.07
"Taxes"...............................................................................                  4.02
"United States".......................................................................                  4.01

         All other terms used in this Agreement that are defined by SEC rule have the meanings assigned to them.

Section 1.03. Rules of Construction.

         Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term, not otherwise defined, has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3) "or" is not exclusive; and

                  (4) words in the singular include the plural, and in the plural include the singular.

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.01. Form and Dating.

                  (a) General Form of Securities. The Securities and the Fiscal Agent's certificate of authentication shall be substantially in the form of Exhibit A hereto, which Exhibit is part of this Agreement. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in minimum denominations of $1,000 and integral multiples thereof, except that Securities sold to Institutional Accredited Investors shall be in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Agreement and the Company, the Guarantor and the Fiscal Agent, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

                  Securities offered and sold to Qualified Institutional Buyers in reliance on Rule 144A under the Securities Act will initially be issued only in the form of one or more global Securities in definitive, fully registered form without interest coupons (each a "144A Global Security"). 144A Global Securities shall be substantially in the form of Exhibit A attached hereto (including the text and schedule called for by footnote 1 thereto).

                  Securities offered and sold to a limited number of Institutional Accredited Investors will initially be issued only in the form of one or more global Securities in definitive, fully registered form without interest coupons (each "IAI Global Security"). IAI Global Securities shall be substantially in the form of Exhibit A attached hereto (including the text and schedule called for by footnote 1 thereto).

                  Securities offered and sold outside the United States in reliance on Regulation S under the Securities Act will initially be issued only in the form of one or more global Securities in definitive, fully registered form without interest coupons (each a "Regulation S Global Security"; collectively with 144A Global Securities and IAI Global Securities, the "Global Securities"). Regulation S Global Securities shall be substantially in the form of Exhibit A attached hereto (including the text and schedule called for by footnote 1 thereto). Except as provided in Section 2.06(c) hereof, owners of beneficial interests in Global Securities will not be entitled to receive certificated Securities ("Definitive Securities"). Any Definitive Securities issued pursuant to Section 2.06(c) hereof shall be substantially in the form of Exhibit A attached hereto (including the text and schedule called for by footnote 1 thereto).

                  (b)      Form of Global Securities.

                  (i) Each Global Security (A) shall represent such portion of the outstanding Securities as shall be specified therein, (B) shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions,
                           (C) shall be registered in the name of the Depositary or its nominee, duly executed by the Company and authenticated by the Fiscal Agent as provided herein, for credit to the respective accounts of the Holders (or such accounts as they may direct) at the Depositary, (D) shall be delivered by the Fiscal Agent or its Agent to the Depositary or a Securities Custodian pursuant to the Depositary's instructions and (E) shall bear the applicable legends required by
                           Section 2.06(d) hereof.

                  (ii) Members of, or participants in, the Depositary ("DTC Participants") shall have no rights under this Agreement with respect to any Global Security held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Fiscal Agent, and any agent of the Company or the Fiscal Agent as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Fiscal Agent, or any agent of the Company or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished to the Depositary or impair, as between the Depositary and its agent members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Fiscal

Agent or the Securities Custodian, at the direction of the Fiscal Agent, in accordance with instructions given by the Holder thereof as required by Section
2.06 hereof.

                  (c) Form of Definitive Securities. Subject to the provisions of Section 2.06 hereof, Definitive Securities may be produced in any manner determined by the Officers of the Company executing such Securities, as evidenced by their execution of such Securities. The Fiscal Agent must register Definitive Securities so issued in the name of, and cause the same to be delivered to, such Person (or its nominee).

                  (d) Provisions Applicable to Forms of Securities. The Securities may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Agreement, any applicable law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may be determined consistently herewith by the Officer of the Company executing such Securities, as conclusively evidenced by their execution of such Securities. All Securities shall be otherwise substantially identical except as provided herein.

                  Subject to the provisions of this Article 2, a registered Holder in a Global Security may grant proxies and otherwise authorize any Person to take any action that a Holder is entitled to take under this Agreement or the Securities.

Section 2.02. Execution and Authentication.

                  An Officer shall sign the Securities for the Company by manual or facsimile signature. The Company's seal may be reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time a Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid or obligatory for any purpose or entitled to the benefits of this Agreement until authenticated by the manual signature of the Fiscal Agent or its authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Agreement.

                  The Fiscal Agent shall authenticate Securities for original issue up to an initial maximum aggregate principal amount of $175,000,000 on the Issuance Date. Any Additional Securities issued by the Company in accordance with Section 2.15 hereof shall be authenticated by the Fiscal Agent on the date of their issuance in an aggregate principal amount specified in a Board Resolution and an Officers' Certificate provided pursuant to Section 2.15.

                  The Fiscal Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Fiscal Agent may do so. Each reference in this Agreement to authentication by the Fiscal Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03. Fiscal Agent, Registrar and Paying Agent.

                  The Company hereby appoints U.S. Bank Trust National Association, at its principal office in New York, New York, as the Fiscal Agent hereunder and U.S. Bank Trust National Association hereby accepts such appointment. The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Company as may be mutually agreed upon by the Company and the Fiscal Agent, and the Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its principal office in New York, New York.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register ("Register") of the Securities and of their transfer and exchange. The Company may also from time to time appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar upon notice to the Holders. The Company shall notify the Fiscal Agent in writing of the name and address of any Agent not a party to this Agreement. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Fiscal Agent shall act, subject to the penultimate paragraph of this Section 2.03, as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar; provided, however, that none of the Company, its Subsidiaries or the Affiliates of the foregoing shall act as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing. Upon the implementation of the Directive (as defined below in Section 4.02), the Company or the Fiscal Agent (upon the request and at the expense of the Company) shall maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to the Directive.

                  The Company initially appoints the Fiscal Agent to act as the Registrar and Paying Agent and to act as Securities Custodian with respect to the Global Securities.

                  All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

                  The Fiscal Agent may resign as Registrar or Paying Agent upon 30 days prior written notice to the Company.

                  The Company initially appoints DTC to act as Depositary with respect to the Global Securities.

Section 2.04. Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Fiscal Agent to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Fiscal Agent all money and Cash Equivalents held by the Paying Agent for the payment of principal of, or premium, if any, or interest on, the Securities (whether such money and Cash Equivalents have been distributed to the Paying Agent by the Company or the Guarantor), and shall notify the Fiscal Agent of any default by the Company or the Guarantor in making any such payment. While any such default continues, the Fiscal Agent may require a Paying Agent to pay all money and Cash Equivalents held by it to the Fiscal Agent. The Company at any time may require a Paying Agent to pay all money and Cash Equivalents held by it to the Fiscal Agent. Upon payment of all such money and Cash Equivalents over to the Fiscal Agent, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money and Cash Equivalents. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money and Cash Equivalents held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Fiscal Agent shall serve as Paying Agent for the Securities.

Section 2.05. Holder Lists.

                  The Fiscal Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Fiscal Agent is not the Registrar, the Company shall furnish to the Fiscal Agent at least seven business days before each interest payment date, and at such other times as the Fiscal Agent may request in writing, a list in such form and as of such date as the Fiscal Agent may reasonably require of the names and addresses of the Holders of Securities.

Section 2.06. Transfer and Exchange.

                  (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Global Securities may be exchanged or replaced, in whole or in part, as provided in this Section 2.06 and Section 2.07 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.06(a) and Section 2.06(c) hereof, however, beneficial interests in a Global Security may be transferred and exchanged as provided in
Section 2.06(b) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Agreement and the Applicable Procedures. Beneficial interests in the Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Private

                           Placement Legend. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i), the transferor of such beneficial interest must deliver to the Registrar (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. In addition, the Registrar must receive the following:

                           (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                           Provided that, after any Distribution Compliance Period, the Registrar need not receive such certificate in respect of a transfer of a beneficial interest in the Regulation S Global Security. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Agreement and the Securities or otherwise applicable under the Securities Act, the Fiscal Agent shall adjust the principal amount of the relevant Global Security(s) pursuant to Section 2.06(e) hereof.

                  (c)      Exchange for Definitive Securities.

                  (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities. Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (A) DTC notifies the

                           Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice, (B) the Company executes and delivers to the Fiscal Agent and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable; provided that in no event shall the Regulation S Global Security be exchanged by the Company for Definitive Securities prior to the expiration of the Distribution Compliance Period or (C) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

                  (ii) In connection with the transfer of an entire Global Security to beneficial owners pursuant to this
                           Section 2.06(c), such Global Security shall be deemed to be surrendered to the Fiscal Agent for cancellation, and the Company shall execute, and the Fiscal Agent shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to this
                           Section 2.06(c) shall bear the Private Placement Legend.

                  (d) Legends. The following legends shall appear on the face of all Securities issued under this Agreement unless specifically stated otherwise in the applicable provisions of this Agreement.

                  (i)      Private Placement Legend.

                           (A) Each Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form (the "Private Placement Legend").

"THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION

D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH CABOT FINANCE B.V. OR ANY AFFILIATE OF CABOT FINANCE B.V. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO CABOT CORPORATION OR CABOT FINANCE B.V., (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A INSIDE THE UNITED STATES, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT , (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE FISCAL AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE FISCAL AGENT) OR
(F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CABOT CORPORATION, CABOT FINANCE B.V., THE FISCAL AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (E) or (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THIS TRANSFEROR TO THE FISCAL AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                  (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

                  "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE FISCAL AGENCY AGREEMENT GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE FISCAL AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06(b)(ii) AND SECTION 2.06(e) OF THE FISCAL AGENCY AGREEMENT, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE FISCAL AGENCY AGREEMENT, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE FISCAL AGENT FOR CANCELLATION PURSUANT TO
SECTION 2.11 OF THE FISCAL AGENCY AGREEMENT AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (e) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Fiscal Agent in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or exchanged for Definitive Securities pursuant to Section 2.06(c) hereof, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Fiscal Agent or by the Depositary at the direction of the Fiscal Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Fiscal Agent or by the Depositary at the direction of the Fiscal Agent to reflect such increase.

                  (f)      General Provisions Relating to Transfers and
                           Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Fiscal Agent shall authenticate Global Securities and Definitive Securities upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.06 or 9.04 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (iv) All Securities issued upon any registration of transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection or (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (vi) Prior to due presentment for the registration of a transfer of any Security, the Fiscal Agent, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Fiscal Agent, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Fiscal Agent shall authenticate Securities in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                  (ix) The Fiscal Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.07. Replacement Securities.

                  If any mutilated Security is surrendered to the Fiscal Agent, or the Company and the Fiscal Agent receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall, upon the written request of the Holder thereof, issue and the Fiscal Agent, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Security if the Fiscal Agent's requirements are met. If required by the Fiscal Agent or the Company, an indemnity bond must be supplied by such Holder that is sufficient in the judgment of the Fiscal Agent and the Company to protect the Company, the Fiscal Agent, any Agent and any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company and shall be entitled to all of the benefits of this Agreement equally and proportionately with all other Securities duly issued hereunder.

                  The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.08. Outstanding Securities.

                  The Securities outstanding at any time (the "Outstanding Securities") are all the Securities authenticated by the Fiscal Agent except for those cancelled by it (or its agent), those delivered to it (or its agent) for cancellation, those reductions in the beneficial interest in a Global Security effected by the Fiscal Agent in accordance with the provisions hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in
Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Fiscal Agent receives proof satisfactory to it that the replaced Security (other than a mutilated Security surrendered for replacement) is held by a "protected purchaser" (as such term is defined in
Section 8-303 of the Uniform Commercial Code as in effect in the State of New
York).

                  If the principal amount of any Security is considered paid under Section 4.02 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money or Cash Equivalents sufficient to pay all of the principal of, premium (if any) and interest on Securities payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09. Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding and shall be disregarded, except that for the purposes of determining whether the Fiscal Agent shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Fiscal Agent has actual knowledge are so owned shall be so disregarded.

Section 2.10. Temporary Securities.

                  In lieu of formal printed Definitive Securities, or until such Definitive Securities are ready for delivery, the Company may prepare and the Fiscal Agent shall authenticate temporary Securities upon a written order of the Company signed by two Officers of the Company. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities and as shall be reasonably acceptable to the Fiscal Agent. At the Company's election, the Company may prepare and the Fiscal Agent shall authenticate Definitive Securities in exchange for temporary Securities.

                  Unless and until any such exchange, Holders of temporary Securities shall be entitled to all of the benefits of this Agreement.

Section 2.11. Cancellation.

                  The Company at any time may deliver Securities to the Fiscal Agent or its agent for cancellation. The Registrar and Paying Agent shall forward to the Fiscal Agent any Securities surrendered to them for registration of transfer, exchange or payment. The Fiscal Agent (or its agent) and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Securities (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all cancelled Securities shall be delivered to the Company, upon written request, from time to time. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Fiscal Agent (or its agent) for cancellation. If the Company acquires any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Fiscal Agent (or its agent) for cancellation pursuant to this Section 2.11.

Section 2.12. Defaulted Interest.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Securities. The Company shall notify the Fiscal Agent in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Fiscal Agent in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such defaulted interest to be paid.

Section 2.13. Persons Deemed Owners.

                  Prior to due presentment for the registration of a transfer of any Security, the Fiscal Agent, any Agent, the Company and any agent of the foregoing shall deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for all purposes (including the purpose of receiving payment of principal of and interest on such Securities; provided that defaulted interest shall be paid as set forth in
Section 2.12), and none of the Fiscal Agent, any Agent, the Company or any agent of the foregoing shall be affected by notice to the contrary.

Section 2.14. CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will print CUSIP numbers on the Securities, and the Fiscal Agent may use CUSIP numbers in notices of redemption and purchase as a convenience to Holders; provided, however, that any such notices may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or purchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or purchase shall not be affected by any defect or omission in such numbers.

Section 2.15. Issuance of Additional Securities.

                  The Company shall be entitled to issue Additional Securities under this Agreement at any time. Additional Securities shall have identical terms as the Securities, other than with respect to the date of issuance and issue price. The Securities and any Additional Securities shall be treated as a single class for all purposes under this Agreement.

                  With respect to any issuance of Additional Securities, the Company shall deliver to the Fiscal Agent a Board Resolution and an Officers' Certificate, and, if the Company elects, a supplement or amendment to this Agreement, which shall together provide the following information:

                  (1) the aggregate principal amount of Additional Securities to be authenticated and delivered pursuant to this Agreement;

                  (2) the issue price and the issue date of such Additional Securities; and

                  (3) whether such Additional Securities shall be transfer restricted Securities.

Section 2.16. Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in a jurisdiction in which an action is required hereunder are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.01. Notice to Fiscal Agent of Election to Redeem.

         The election of the Company pursuant to Section 3.06 or Section 3.07 hereof to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or less than all of the Securities, the Company, shall, at least 60 days prior to the date fixed for redemption by the Company (unless a shorter notice shall be satisfactory to the Fiscal Agent), notify the Fiscal Agent in writing of such date and of the principal amount of Securities of such series to be redeemed. Any such notice to the Fiscal Agent may be cancelled and rescinded by the Company at any time prior to the mailing of such notice to any Holder pursuant to Section 3.03 or Section
3.07. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Agreement, the Company shall furnish the Fiscal Agent with an Officers' Certificate evidencing compliance with such restriction.

Section 3.02. Selection of Securities to be Redeemed.

         In an optional redemption pursuant to Section 3.06, if less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected, not more than 60 days prior to the applicable date fixed for redemption, by the Fiscal Agent, from the Outstanding Securities of such series not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of a denomination larger than the minimum authorized denomination for the Securities.

         The Fiscal Agent shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         The Fiscal Agent may select for redemption portions of the principal amount of the Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000.

Section 3.03. Notice of Redemption.

         Notice of redemption to the Holders of Securities to be redeemed as a whole or in part at the option of the Company pursuant to Section 3.06 or
Section 3.07 shall be given by mailing notice of such redemption by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities at their last addresses as they shall appear on the Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         The notice of redemption to each such Holder shall specify the CUSIP number (if any) and the principal amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the name of the Paying Agent, Place or Places of Payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series, in principal amount equal to the unredeemed portion thereof, will be issued.

         The notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's timely request, by the Fiscal Agent in the name and at the expense of the Company.

         At least one business day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Fiscal Agent or with one or more paying agents (or, if the Company is acting as Paying Agent, set aside, segregate and hold in trust as provided in
Section 2.04) an amount of money or Cash Equivalents, or combination thereof, sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest and Additional Amounts payable under Section 4.02(b), if any, to the date fixed for redemption. Promptly following the date fixed for redemption, the Paying Agent shall return to the Company any amounts of money and Cash Equivalents so deposited which are not required to redeem the Securities called for redemption.

Section 3.04. Payment of Securities Called for Redemption.

         If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest, if any, accrued to said date) any interest on the Securities or portions of Securities so called for redemption shall cease to accrue and such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Agreement, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a Place of Payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest (including Additional Amounts payable under Section 4.02(b)) accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such in the Register on the relevant record date.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Fiscal Agent shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented, and having endorsed thereon a Guarantee or Guarantees executed by the Guarantor.

Section 3.05. Exclusion of Certain Securities from Eligibility for Selection for Redemption.

         In the case of an optional redemption pursuant to Section 3.06 hereof, Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number or other distinguishing symbol in a written statement signed by an authorized officer of the Company and delivered to the Fiscal Agent at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or the Guarantor or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor.

Section 3.06. Optional Redemption.

         The Securities shall be subject to redemption at the option of the Company, in whole or in part, at any time prior to maturity at the Company's option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (including Additional Amounts payable under Section 4.02(b)) on the Securities to be redeemed (not including any payments of interest accrued as of the date fixed for redemption) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below), plus 20 basis points, as calculated by an Independent Investment Banker (as described below), plus, in each case, accrued and unpaid interest (including Additional Amounts payable under Section 4.02(b)) on the Securities to be redeemed to the date fixed for redemption.

         For purposes of this Section 3.06, the following terms shall have the meanings indicated:

         The term "Adjusted Treasury Rate" means with respect to any redemption date:

                  (a) the yield, under the heading that represents the average for the immediately preceding week appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities, adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Comparable Treasury Issue (as defined below). If no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, routing to the nearest month; or

                  (b) if the statistical release described in the previous paragraph (or any successor release) is not published during the week preceding the calculation date or does not contain the relevant yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for that redemption date.

         The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.

         The term "Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining terms of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed (the "Remaining Life").

         The term "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Independent Investment Banker obtains fewer than five Reference Treasury Dealer Quotations, the average of all such quotations.

         The term "Independent Investment Banker" means Lehman Brothers Inc. or its successors as selected by it or, at the Company's option in lieu of Lehman Brothers Inc. or if Lehman Brothers Inc. is unwilling or unable to serve as Independent Investment Banker, an independent investment and banking institution of international standing appointed by the Company.

         The term "Reference Treasury Dealer" means:

                  (a) Lehman Brothers Inc. or its successors, unless any of them ceases to be a primary U.S. government securities dealer in New York City, in which case the Company shall substitute another primary U.S. government securities dealer in New York City, and

                  (b) up to four other primary U.S. government securities dealers in New York City selected by the Company.

         The term "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding the redemption date.

Section 3.07. Optional Redemption Due to Changes in Tax Treatment.

         The Company may redeem the Securities in whole, but not in part, at any time upon giving not less than 30 or more than 60 days' notice to the Holders of the Securities (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed for redemption (a "Tax Redemption Date") (in the case of Definitive Securities, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), and Additional Amounts, if any, then due and which will become due on the Tax Redemption Date as a result of the redemption or otherwise, if the Company determines that, as a result of:

                  (1) any change in, or amendment to, the law or treaties (or any regulations or rulings promulgated thereunder) of a Relevant Taxing Jurisdiction (as defined below in Section 4.02(b)) affecting taxation; or

                  (2) any change in position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction)(each of the foregoing in clauses (1) and (2), a "Change in Tax Law"), the Company, with respect to the Securities, or the Guarantor, with respect to the Guarantee, as the case may be, is, or on the next interest payment date in respect of the Securities would be, required to pay more than de minimis Additional Amounts pursuant to Section 4.02(b), and such obligation cannot be avoided by taking reasonable measures available to it. In the case of the Company or the Guarantor, the Change in Tax Law must become effective on or after the Issuance Date. In the case of a successor entity of the Company or the Guarantor, the Change in Tax Law must become effective after the date that such successor entity first makes payment on the Securities. Notwithstanding the foregoing, no such notice of redemption will be given (a) earlier than 90 days prior to the earliest date on which the Payor (as defined below in Section 4.02(b)) would be obliged to make such payment or withholding if a payment in respect of the Securities or the Guarantee issued by it were then due and (b) unless at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. Prior to the mailing of any notice of redemption of Securities pursuant to the foregoing, the Company shall deliver to the Fiscal Agent (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to its right so to redeem have been satisfied and (b) an opinion of an independent tax counsel reasonably satisfactory to the Fiscal Agent to the effect that the circumstances referred to in this Section 3.07 exist.

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01. Certain Definitions.

         The following capitalized terms used in this Agreement shall have the meanings ascribed to them below.

         "Attributable Debt" means, as of the date of determination, the present value of rent due under a lease for the remaining primary term of the lease. Rent shall be discounted to present value from the due date of each installment to the date of determination at the actual interest factor included in the rent or, if the interest factor cannot readily be determined, at 12% per annum. Rent is the lesser of (1) rent for the remaining primary term of the lease assuming it is not earlier terminated, or (2) rent from the date of determination until the first permitted termination date under the lease plus the termination payment then due, if any. The remaining primary term of a lease includes any period for which the lease has been extended. Rent does not include (1) amounts payable for maintenance, repairs, insurance, taxes, assessments, water rates, and similar charges, or (2) contingent rent, such as that based on sales. Rent may be reduced by rent, discounted in the manner provided above, that any sublessee must pay from the date of determination for all or part of the same property. An obligation to pay rent shall be counted only once even if more than one entity is responsible for the obligation.

         "Consolidated Net Tangible Assets" means total assets appearing on the most recently prepared consolidated balance sheet of the Guarantor and its consolidated Subsidiaries at the end of a fiscal quarter of the Guarantor, prepared in accordance with generally accepted accounting principles in the United States, less (1) total current liabilities (excluding notes and loans payable, current maturities of obligations under capital leases and current maturities of long-term debt) and (2) goodwill, patents and patent rights, trademarks, trade names, copyrights, debt discount and expense and other like intangibles.

         "Debt" means any debt for money borrowed or any guarantee of such debt. A Debt obligation shall be counted only once even if more than one entity is responsible for the obligation.

         "Exempted Debt" means the total of the following incurred after the effective date of this Agreement (1) the outstanding principal amount of Debt of the Guarantor and its Restricted Subsidiaries secured by any Lien on Principal Property other than a Lien permitted by paragraphs (1) through (8) of Section 4.03; plus (2) the outstanding Attributable Debt arising from Sale-Leaseback Transactions of the Guarantor and its Restricted Subsidiaries other than Attributable Debt arising from a Sale-Leaseback Transaction permitted by paragraphs (1) through (4) of Section 4.04.

         "Lien" means any mortgage, pledge, security interest or lien.

         "Long-Term Debt" means Debt that by its terms matures on a date more than 12 months after the date of determination or Debt that the obligor may extend or renew without the obligee's consent to a date more than 12 months after the date of determination.

         "Principal Property" means (1) any real property, manufacturing plant, processing plant, warehouse or office building owned or leased by the Guarantor or a Restricted Subsidiary which has a gross book value, excluding depreciation, in excess of 2% of Consolidated Net Tangible Assets or (2) any other property designated as such by the board of directors of the Guarantor. The definition does not include: (1) any plant, warehouse, building or other property, or any portion thereof, that, in the opinion of the board of directors of the Guarantor, is at any time not of material importance to the total business conducted by the Guarantor and its consolidated Subsidiaries taken as a whole; or (2) any plant, warehouse, building or other property acquired by the Guarantor or a Restricted Subsidiary after the date of this Agreement which is financed by obligations of any State, political subdivision of any State, or the District of Columbia issued pursuant to agreements that satisfy the provisions of Section 142(a) or Section 144(a) of the Internal Revenue Code of 1986, or any successor to any such provisions.

         "Restricted Property" means any Principal Property, any Debt of a Restricted Subsidiary or any shares of stock of a Restricted Subsidiary, in each case now owned or thereafter acquired by the Guarantor or a Restricted Subsidiary.

         "Restricted Subsidiary" means (1) Cabot Finance B.V.; (2) any Subsidiary substantially all of the assets of which are located in the United States (excluding territories or possessions) and which owns a Principal Property; provided, however, that the term Restricted Subsidiary shall not include any Subsidiary under this clause (2) that is principally engaged in the business of (i) financing, (ii) owning, buying, selling, leasing, dealing in or developing real property, or (iii) exporting goods or merchandise from or importing goods or merchandise into the United States and (3) any Subsidiary which is designated as a Restricted Subsidiary by the board of directors of the Guarantor subsequent to the date of this Agreement.

         "Sale-Leaseback Transaction" means an arrangement pursuant to which the Guarantor or a Restricted Subsidiary transfers Principal Property to a third person and leases it back from such person.

         "Subsidiary" means a direct or indirect subsidiary of the Guarantor.

         "United States" means the United States of America including its territories and possessions.

Section 4.02. Payment of Securities.

                  (a) The Company shall pay the principal of, and interest and premium, if any, on the Securities on the date and in the manner provided in the Securities and this Agreement. An installment of principal or interest shall be considered paid on the date it is due if the Fiscal Agent or Paying Agent holds on that date money irrevocably designated for and sufficient to pay the installment. At the Company's option, it may pay any interest on any Securities by mailing checks by first class mail to the Holders of such Securities at their address as shown on the Registrar's books; provided that all payments with respect to Global Securities and Definitive Securities the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of same day funds to the accounts in the United States specified by the Holders thereof. The Company shall pay interest on overdue principal and premium, if any, at the rate or rates borne by the Securities; it shall, to the extent lawful, pay interest on overdue installments of interest at the same rate or rates.

                  (b) The Company hereby further agrees that all payments made by the Company, the Guarantor or any successor entity of the Company or the Guarantor (each a "Payor") on the Securities or the Guarantee will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") unless the withholding or deduction of such Taxes is then required by law. If any deduction or withholding for, or on account of, any Taxes imposed or levied by or on behalf of:

                           (i) The Netherlands or any political subdivision or
                  governmental authority thereof or therein having power to tax;

                           (ii) any jurisdiction from or through which payment
                  on the Securities or the Guarantee is made, or any political subdivision or governmental authority thereof or therein having the power to tax; or

                           (iii) any other jurisdiction in which a Payor is
                  organized or otherwise considered to be a resident for tax purposes, or any political subdivision or governmental authority thereof or therein having the power to tax (each of clause (1), (2) and (3), a "Relevant Taxing Jurisdiction"), will at any time be required from any payments made with respect to the Securities, including payments of principal, redemption price, interest or premium the Payor will pay (together with such payments) such additional amounts (the "Additional Amounts") as may be necessary in order that the net amounts received in respect of such payments by the Holders of the Securities or the Fiscal Agent, as the case may be, after such withholding or deduction (including any such deduction or withholding from such Additional Amounts), equal the amounts which would have been received in respect of such payments on the Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts will be payable with respect to:

                  (1) any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and the Relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Relevant Taxing Jurisdiction) other than by the mere ownership or holding of such Security or enforcement of rights thereunder or under a Guarantee or the receipt of payments in respect thereof;

                  (2) any Taxes that would not have been so imposed or would have been imposed at a reduced rate if the Holder of the Security had made a declaration of non-residence or any other claim or filing for exemption or reduction to which it is entitled (provided that (x) such declaration of nonresidence or other claim or filing for exemption or reduction is required by the applicable law of the Relevant Taxing Jurisdiction or pursuant to a tax treaty as a precondition to exemption from the requirement to deduct or withhold such Taxes or to deduct or withhold at a reduced rate and (y) at least 30 days prior to the first payment date with respect to which such declaration of non-residence or other claim or filing for exemption or reduction is required under the applicable law of the Relevant Taxing Jurisdiction, the relevant Holder at that time has been notified by the Payor or any other person through whom payment may be made that a declaration of nonresidence or other claim or filing for exemption or reduction is required to be made);

                  (3) any Security presented for payment (where presentation is required) more than 30 days after the relevant payment is first made available for payment to the Holder (except to the extent that the Holder would have been entitled to Additional Amounts had the Security been presented during such 30 day period);

                  (4) any Taxes that are payable otherwise than by withholding from a payment of the principal of, premium, if any, or interest on the Securities or under the Guarantee;

                  (5) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                  (6) any Taxes imposed on a payment to an individual and required to be made pursuant to the European Union Directive (the "Directive") on the taxation of savings which was adopted by the ECOFIN Council of the European union (the Council of EU finance and economic ministers) on June 3, 2003 or any law implementing or complying with, or introduced in order to conform to, the Directive;

                  (7) any Taxes imposed in connection with a Security presented for payment by or on behalf of a Holder or beneficial owner who would have been able to avoid such Tax by presenting the relevant Security to another Paying Agent in a member state of the European Union; or

                  (8)      any combination of the above.

         Such Additional Amounts will also not be payable where, had the beneficial owner of the Security been the Holder of the Security, it would not have been entitled to payment of Additional Amounts by reason of any of clauses
(1) to (8) inclusive above.

         The Payor will (i) make any required withholding or deduction and (ii) remit the full amount deducted or withheld to the Relevant Taxing Jurisdiction in accordance with applicable law. The Payor will use all reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Relevant Taxing Jurisdiction imposing such Taxes and will provide such certified copies to each Holder. The Payor will attach to each certified copy a certificate stating (x) that the amount of withholding Taxes evidenced by the certified copy was paid in connection with payments in respect of the principal amount of Securities then outstanding and (y) the amount of such withholding Taxes paid per $1,000 principal amount of Securities. Copies of such documentation will be available for inspection during ordinary business hours at the office of the Fiscal Agent by the Holders of the Securities upon request and will be made available at the offices of the Fiscal Agent located in New York, New York.

         At least 30 days prior to each date on which any payment under or with respect to the Securities or the Guarantee is due and payable (unless such obligation to pay Additional Amounts arises shortly before or after the 30th day prior to such date, in which case it shall be promptly thereafter), if the Payor will be obligated to pay Additional Amounts with respect to such payment, the Payor will deliver to the Fiscal Agent an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Fiscal Agent to pay such Additional Amounts to Holders of Securities on the payment date. Each such Officers' Certificate shall be relied upon until receipt of a further Officers' Certificate addressing such matters. If the Payor conducts business in any jurisdiction (an "Additional Taxing Jurisdiction") other than a Relevant Taxing Jurisdiction and, as a result, is required by the law of such Additional Taxing Jurisdiction to deduct or withhold any amount on account of taxes imposed by such Additional Taxing Jurisdiction from payments under the Securities or the Guarantee, as the case may be, which would not have been required to be so deducted or withheld but for such conduct of business in such Additional Taxing Jurisdiction, the Additional Amounts provision described above shall be considered to apply to such Holders as if references in such provision to "Taxes" included taxes imposed by way of deduction or withholding by any such Additional Taxing Jurisdiction (or any political subdivision thereof or taxing authority therein). Wherever in this Agreement, the Securities, or the Guarantee there is mentioned, in any context:

         (1)      the payment of principal;

         (2)      purchase prices in connection with a purchase of Securities;

         (3)      interest; or

         (4) any other amount payable on or with respect to any of the Securities or the Guarantee,

such reference will be deemed to include payment of Additional Amounts as described in this Section 4.02 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                  (a) The Payor will pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery or registration of any Securities or any other document or instrument referred to therein (other than a transfer of the Securities), or the receipt of any payments with respect to the Securities or the Guarantee, excluding any such taxes, charges or similar levies imposed by any jurisdiction outside The Netherlands or any jurisdiction in which a Paying Agent is located, other than those resulting from, or required to be paid in connection with, the enforcement of the Securities, the Guarantee or any other such document or instrument following the occurrence of any Event of Default with respect to the Securities. The foregoing obligations in this Section 4.02 will survive any termination, defeasance or discharge of this

Agreement and will apply mutatis mutandis to any jurisdiction in which any successor to a Payor is organized or any political subdivision or taxing authority or agency thereof or therein.

Section 4.03. Limitation on Liens.

         The Guarantor shall not, and it shall not permit any Restricted Subsidiary to, incur a Lien on Restricted Property to secure a Debt without making effective provision to secure the Securities equally and ratably with such Debt, unless:

                  (1) the Lien is on such property at the time the corporation becomes a Restricted Subsidiary; the Lien may not extend to any other Principal Property owned by the Guarantor or a Restricted Subsidiary;

                  (2) the Lien is on such property at the time the Guarantor or a Restricted Subsidiary acquires or leases such property; the Lien may not extend to any other Principal Property owned by the Guarantor or a Restricted Subsidiary;

                  (3) the Lien secures Debt incurred to finance all or some of the purchase price or cost of construction or improvement of property of the Guarantor or a Restricted Subsidiary;

                  (4) the Lien secures a Debt of a Restricted Subsidiary owing to the Guarantor or another wholly-owned Restricted Subsidiary;

                  (5) the Lien is on property of a corporation at the time the corporation merges into or consolidates with the Guarantor or a Restricted Subsidiary; the Lien may not extend to any other Principal Property owned by the Guarantor or a Restricted Subsidiary;

                  (6) the Lien is on property of a person at the time the person transfers or leases all or substantially all of its assets to the Guarantor or a Restricted Subsidiary; the Lien may not extend to any other Principal Property owned by the Guarantor or a Restricted Subsidiary;

                  (7) the Lien is in favor of a government or governmental entity and secures (i) payment pursuant to a contract or statute; or
         (ii) Debt incurred to finance all or some of the purchase price or cost of construction of the property subject to such Lien; or

                  (8) the Lien extends, renews, refunds or replaces in whole or in part a Lien ("Existing Lien") permitted by any of clauses (1) through (7). The Lien may not extend beyond (i) the property subject to the Existing Lien; and (ii) improvements and construction on such property. The Debt secured by the Lien may not exceed the Debt secured at the time by the Existing Lien unless the Existing Lien or a predecessor was incurred under clause (4).

         Notwithstanding the provisions of this Section 4.03, the Guarantor or any Restricted Subsidiary may, without equally and ratably securing the Securities, grant Liens to secure Debt which would otherwise be subject to restriction by this Section 4.03 if, at the time of such granting and after giving effect to any Debt so secured, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

Section 4.04. Limitation on Sale and Leaseback.

         The Guarantor shall not, and it shall not permit any Restricted Subsidiary to, enter into a Sale-Leaseback Transaction unless:

                  (1) the lease has a term including renewal rights of three years or less;

                  (2) the lease is between the Guarantor and a Restricted Subsidiary or between Restricted Subsidiaries;

                  (3) the Guarantor or the Restricted Subsidiary on the date such Sale-Leaseback Transaction is to close could create a Lien on the Principal Property involved in the Sale-Leaseback Transaction to secure Debt under clause (3) or (7) of Section 4.03; or

                  (4) the Guarantor or the Restricted Subsidiary receiving the proceeds from such Sale-Leaseback Transaction, within 180 days after it is consummated, applies, or commits to apply, an amount equal to the greater of the fair market value of the property, at the time of such Transaction, as determined by the board of directors of the Guarantor, or the proceeds to:

                           (i) the acquisition of Restricted Property, including
                  but not limited to, the acquisition, construction, development or improvement of property or equipment which is or upon completion of such acquisition, construction, development or improvement will be, Principal Property or a part of Principal Property; or

                           (ii) the redemption of Securities pursuant to, and at
                  the redemption price referred to in, this Agreement and applicable at the date of redemption, or if permitted by the terms thereof, the retirement or redemption of Long-Term Debt of the Guarantor or any of its Restricted Subsidiaries. However, the Guarantor or its Restricted Subsidiary may not receive credit for: (x) the retirement of Long-Term Debt at maturity or the redemption of other Long-Term Debt pursuant to any mandatory redemption provision, or (y) the retirement or redemption of any Long-Term Debt that is either subordinated to or junior in right of payment to the Securities, or owed by the Guarantor to any of its Restricted Subsidiaries.

         Notwithstanding the provisions of this Section 4.04, the Guarantor or any Restricted Subsidiary may enter into a Sale-Leaseback Transaction if, at the time of entering into the Transaction and after giving effect to it, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

Section 4.05. Limitation on Sale or Transfer of Restricted Property.

         The Guarantor shall not, and it shall not permit any Restricted Subsidiary to, sell or transfer title to any Restricted Property to a Subsidiary that is not a Restricted Subsidiary unless it applies, or commits to apply, an amount equal to the fair market value of such Restricted

Property at the time of such sale or transfer, as determined by the board of directors of the Guarantor, within 18 months after the effective date of the transaction, to:

                  (1) the acquisition of Restricted Property, including but not limited to the acquisition, construction, development or improvement of Principal Property; or

                  (2) if permitted by the terms of the Securities, the redemption of the Securities pursuant to, and at the redemption price referred to in, this Agreement and applicable at the time of redemption, or the retirement of other Long-Term Debt of the Guarantor or any of its Restricted Subsidiaries. However, no credit may be received for: (A) the retirement of other Long-Term Debt at maturity or the redemption of the Securities or other Long-Term Debt pursuant to any mandatory redemption provision; or (B) the retirement or redemption of any Long-Term Debt that is either subordinated to or junior in right of payment to the Securities, or owed by the Guarantor to a Restricted Subsidiary.

Section 4.06. No Lien Created.

         This Agreement and the Securities do not create a Lien, charge or encumbrance on any property of the Company, the Guarantor or any Subsidiary, except as may be required pursuant to Section 4.03 or to the extent as may otherwise be expressly provided for in an amendment or supplement to this Agreement pursuant to Section 5.02.

Section 4.07. Compliance Certificate.

         The Company shall deliver to the Fiscal Agent within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default by the Company in performing its covenants and obligations hereunder that occurred during the fiscal year and is continuing. If they do know of such a Default, the Certificate shall describe the nature and status of the Default. The Certificate need not comply with
Section 11.03.

Section 4.08. SEC Reports.

         Whether or not the Guarantor is required to do so by the rules and regulations of the SEC, the Guarantor will furnish to the Fiscal Agent and the Holders of the Securities, and, to the extent permitted, file with the SEC, (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Guarantor were required to file such reports, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Guarantor's certified independent accountants, and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Guarantor were required to file such reports, in each case within the time period specified in the rules and regulations of the SEC. In addition, for so long as any of the Securities remain outstanding, the Guarantor has agreed to make available to any Holder of the Securities or prospective purchaser of the Securities, at their request, the information required by Rule 144A(d)(4) under the Securities Act if, at the time of such request the Guarantor is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

                                  ARTICLE FIVE

                         SUCCESSOR COMPANY OR GUARANTOR

Section 5.01. When the Company or the Guarantor May Merge, etc.

         Neither the Company nor the Guarantor may consolidate with or merge into, or transfer all or substantially all of its assets to, one person or entity unless:

                  (1) the person or entity assumes by supplement or amendment to this Agreement all the obligations of the Company or the Guarantor, as applicable, under the Securities, this Agreement and the Guarantee;

                  (2) immediately after giving effect to the transaction, no Default would occur and be continuing; and

                  (3) the entity formed by or surviving such transaction, in the case of a consolidation or merger, and the transferee, in the case of a transfer, is an entity organized (a) under the laws of the Netherlands, in the case of any such transaction with the Company, or (b) under the laws of the United States of America or any State thereof, in the case of any such transaction with the Guarantor or (c) under the laws of another jurisdiction, provided that in the case of any such transaction pursuant to this clause (c), the Company delivers to the Fiscal Agent an Officers' Certificate and an opinion of independent tax counsel reasonably satisfactory to the Fiscal Agent to the effect that that such merger, consolidation or transfer will not result in any adverse tax consequences under the laws of the United States or The Netherlands with respect to the Holders of the Securities.

         Thereafter all such obligations of the predecessor corporation shall terminate.

Section 5.02. When Securities Must Be Secured.

         If upon any such consolidation, merger or transfer permitted pursuant to Section 5.01 any Principal Property would become subject to an attaching Lien that secures Debt, then before such consolidation, merger or transfer occurs, the Company or Guarantor by supplement or amendment to this Agreement shall secure the Securities by a direct Lien on all such Principal Property. The direct Lien shall to the extent permitted by applicable law have priority over the attaching Lien and over all other Liens on such Principal Property except the Liens already on it. The direct Lien may equally and ratably secure the Securities and any other obligation of the Guarantor or a Subsidiary entitled to such security. The direct Lien may not secure an obligation of the Guarantor or such a Subsidiary that is subordinated to the Securities. However, the Company or the Guarantor need not comply with this Section 5.02 if:

                  (1) the attaching Lien is permitted under any of clauses (1) through (8) of Section 4.03; or

                  (2) the Guarantor or a Restricted Subsidiary under the last paragraph of Section 4.03 could create a Lien on the Principal Property to secure Debt at least equal in amount to that secured by the attaching Lien.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default.

         An "Event of Default" occurs with respect to the Securities if:

                  (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such Default continues for a period of 30 days;

                  (2) the Company defaults in the payment of the principal of, or premium, if any, on, any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (3) the Company or the Guarantor fails to comply with any of its other agreements in the Securities or this Agreement (other than those referred to in (1) or (2) above) and the default continues for the period and after the notice specified below in the last paragraph of this Section 6.01;

                  (4) the Company or the Guarantor pursuant to or within the meaning of any Bankruptcy Law:

                           (a) commences a voluntary case;

                           (b) consents to the entry of any order for relief
                  from claims against it in an involuntary case;

                           (c) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property; or

                           (d) makes a general assignment for the benefit of its
                  creditors;

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (a) is for relief against the Company or the
                  Guarantor in an involuntary case;

                           (b) appoints a Custodian of the Company or the
                  Guarantor or for all or substantially all of its property; or

                           (c) orders the liquidation of the Company or the
                  Guarantor;

                  and the order or decree remains unstayed and in effect for 90 days; or

                  (6) the Guarantee ceases to be in full force and effect during its term or the Guarantor denies or disaffirms in writing its obligations under the terms of this Agreement or the Guarantee, in each case, other than any such cessation, denial or disaffirmation in connection with the termination of the Guarantee pursuant to Section 10.01.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         A Default with respect to the Securities under clause (3) is not an Event of Default until the Fiscal Agent notifies the Company or the Holders of at least 25% in principal amount of the outstanding Securities notify the Fiscal Agent and the Company of the Default and the Company does not cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02. Acceleration.

         If an Event of Default with respect to Securities occurs and is continuing, the Fiscal Agent by notice to the Company, or the Holders of at least 25% in principal amount of outstanding Securities by notice to the Company and the Fiscal Agent, may declare that the principal of and accrued interest on the Securities shall be due and payable immediately. Upon such declaration, such principal (or specified amount) and accrued interest shall be due and payable immediately. The Holders of a majority in principal amount of the outstanding Securities by notice to the Company and the Fiscal Agent may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, interest or premium, if any, that has become due solely because of the acceleration.

Section 6.03. Other Remedies.

         If an Event of Default with respect to Securities occurs and is continuing, the Fiscal Agent may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest or premium, if any, on, the Securities or to enforce the performance of any provision of the Securities or this Agreement.

         The Fiscal Agent may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Fiscal Agent or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04. Waiver of Past Defaults.

         Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities on behalf of the Holders of the outstanding Securities by notice to the Fiscal Agent may waive an existing past Default or Event of Default and its consequences but such waiver shall not extend to any future Event of Default. When a Default or Event of Default is waived by the Holders of Securities, it is cured and stops continuing.

Section 6.05. Control by Majority.

         The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of (1) conducting any proceeding for any remedy available to the Fiscal Agent; or (2) exercising any trust or power conferred on the Fiscal Agent with respect to the Securities. However, the Fiscal Agent may refuse to follow any direction that conflicts with law or this Agreement, or, subject to Section 7.01, that the Fiscal Agent determines would be unduly prejudicial to the rights of other Securityholders or that would involve the Fiscal Agent in personal liability. The Fiscal Agent may require indemnity satisfactory to it from the Holders requesting the Fiscal Agent to enforce this Agreement or the Securities before doing so.

Section 6.06. Limitation on Suits.

         A Securityholder may pursue a remedy with respect to this Agreement or the Securities only if:

                  (1) the Holder gives to the Fiscal Agent written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Fiscal Agent to pursue the remedy;

                  (3) such Holder or Holders offer to the Fiscal Agent indemnity satisfactory to the Fiscal Agent against any loss, liability or expense;

                  (4) the Fiscal Agent does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Fiscal Agent a direction inconsistent with the request.

         A Holder of Securities may not use any provision of this Agreement to prejudice the rights of another Holder of any Securities or to obtain a preference or priority over another Holder of any Securities.

Section 6.07. Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Agreement, the right of any Holder of a Security to receive payment of principal of, interest and premium, if any, on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Fiscal Agent.

         If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Fiscal Agent may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, interest and any premium remaining unpaid on the Securities.

Section 6.09. Fiscal Agent May File Proofs of Claim.

         The Fiscal Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Fiscal Agent and the Holders of Securities allowed in any judicial proceedings relative to the Company, its creditors or its property.

Section 6.10. Priorities.

         If the Fiscal Agent collects any money or Cash Equivalents pursuant to this Article, it shall pay out the money or Cash Equivalents in the following order:

                  FIRST: to the Fiscal Agent and any predecessor fiscal agent of it for amounts due under Section 7.05;

                  SECOND: to Holders of Securities for amounts due and unpaid on the Securities for principal, interest and premium, if any, ratably without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, interest and premium, if any, respectively; and

                  THIRD: to the Company.

         The Fiscal Agent may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

Section 6.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Fiscal Agent for any action taken or omitted by it as Fiscal Agent, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Fiscal Agent, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

Section 6.12. Notice to Holders by Fiscal Agent.

         The Fiscal Agent shall, within 90 days after the occurrence of a Default known to it, give Holders of the Securities notice of Default; however, the Fiscal Agent may withhold from Holders of the Securities notice of any continuing Default (except a Default in the payment of principal, interest or premium, if any) if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders of the Securities.

                                  ARTICLE SEVEN

                                  FISCAL AGENT

Section 7.01. Duties of Fiscal Agent.

         The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company and the Guarantor agree and to all of which the rights of Holders of Securities are subject:

                  (1) In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as an agent of the Company and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement of the Fiscal Agent in its certificate of authentication thereon) or any obligation or relationship of agency, for or with any of the owners or Holders of the Securities.

                  (2) The Fiscal Agent may consult with its counsel at the Company's expense, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

                  (3) The Fiscal Agent shall (except as ordered by a court of competent jurisdiction or as required by any applicable law), notwithstanding any notice to the contrary, be entitled to treat the Holder of any Security as the owner thereof as set forth in Section 2.13, shall not be liable for so doing and shall be indemnified and held harmless by the Company against any loss, liability, claim, demand or expense arising from or based upon it so doing.

                  (4) Except as may otherwise be agreed, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or of the Securities.

                  (5) The duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Agreement and the Securities and the Fiscal Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Securities, and no implied covenants or obligations shall be read into this Agreement or the Securities against the Fiscal Agent.

Section 7.02. Rights of Fiscal Agent.

                  (1) The Fiscal Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other document to the extent that such communication conforms to the provisions set forth herein, believed by it, in good faith and without negligence, to be genuine and to have been passed or signed by the proper parties.

                  (2) Before the Fiscal Agent acts or refrains from acting, it may require an Officers' Certificate or any Opinion of Counsel. The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

                  (3) The Fiscal Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (4) The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

Section 7.03. Individual Rights of Fiscal Agent.

         The Fiscal Agent in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantor or Affiliates with the same rights it would have if it were not Fiscal Agent. Any Agent may do the same with like rights.

Section 7.04. Fiscal Agent's Disclaimer.

         The Fiscal Agent makes no representation as to the validity or adequacy of this Agreement or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

Section 7.05. Compensation and Indemnity.

         The Company shall pay to the Fiscal Agent, from time to time, reasonable compensation for its services under this Agreement. The Company shall reimburse the Fiscal Agent upon request for all reasonable out-of-pocket expenses incurred by it in the performance of its duties under this Agreement. Such expenses shall include the reasonable compensation and expenses of the Fiscal Agent's agents and counsel.

         Except as provided below in this paragraph, the Company shall indemnify the Fiscal Agent, any predecessor fiscal agent of it and each director, officer, employee and agent of the Fiscal Agent or predecessor fiscal agent against any loss, liability, cost, claim, action, demand or expense (including reasonable fees and expenses of legal counsel) incurred by it in connection with its appointment, or the performance of its duties hereunder, including all reasonable costs and expenses in defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties under this Agreement, or performance of any other duties pursuant to the terms and conditions hereof, except such as may result from the gross negligence, bad faith or willful misconduct of any such Person. The Fiscal Agent shall notify the Company promptly of any claim for which it may seek indemnity but failure to do so shall not relieve the Company of its obligations under this Section 7.05. The Company need not pay for any settlement made by the Fiscal Agent without the Company's consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by either the Fiscal Agent or any predecessor fiscal agent of it through its own gross negligence, bad faith or willful misconduct. In respect of the Company's payment obligations in this
Section 7.05, the Fiscal Agent shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Fiscal Agent as such and not in its individual capacity, except for money or property held in trust for the benefit of the Holders to pay the principal of an interest and premium, if any, on particular Securities. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement set forth in this paragraph shall survive the termination of this Agreement and the resignation or removal of the Fiscal Agent.

Section 7.06. Replacement of Fiscal Agent.

         The Fiscal Agent may resign upon 30 days' written notice to the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Fiscal Agent by notifying the removed Fiscal Agent and the Company. Those Holders may appoint a successor Fiscal Agent with the Company's consent. The Company may remove the Fiscal Agent without prior notice if:

                  (1) the Fiscal Agent is adjudged a bankrupt or an insolvent;

                  (2) a receiver or public officer takes charge of the Fiscal Agent or its property; or

                  (3)      the Fiscal Agent becomes incapable of acting.

         If the Fiscal Agent resigns or is removed or if a vacancy exists in the office of Fiscal Agent for any reason, the Company shall promptly appoint a successor Fiscal Agent. Within one year after the successor Fiscal Agent takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Fiscal Agent to replace the successor Fiscal Agent appointed by the Company.

         If a successor Fiscal Agent does not take office within 60 days after the retiring Fiscal Agent resigns or is removed, the retiring Fiscal Agent, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

         A successor Fiscal Agent shall deliver a written acceptance of its appointment to the retiring Fiscal Agent and to the Company. Immediately after that, the retiring Fiscal Agent shall transfer all property held by it as Fiscal Agent to the successor Fiscal Agent, the resignation or removal of the retiring Fiscal Agent shall become effective, and the successor Fiscal Agent shall have all the rights, powers and duties of the Fiscal Agent under this Agreement. A successor Fiscal Agent shall mail notice of its succession to each Holder of Securities for which it acts as Fiscal Agent.

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

         If at the time a successor to the Fiscal Agent succeeds to the trusts created by this Agreement any of the Securities shall have been authenticated but not delivered, the successor to the Fiscal Agent may adopt the certificate of authentication of any predecessor fiscal agent and deliver the Securities so authenticated. If at that time any of the Securities shall not have been authenticated, any successor to the Fiscal Agent may authenticate the Securities either in the name of any predecessor fiscal agent hereunder or in the name of the successor fiscal agent. In all such cases the certificate of authentication shall have the same force and effect which the provisions of the Securities or this Agreement provided that certificates of authentication of the Fiscal Agent shall have, except that the right to adopt the certificate of authentication of any predecessor Fiscal Agent or to authenticate the Securities in the name of any predecessor Fiscal Agent shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.07. Successor Fiscal Agent by Merger, etc.

         If the Fiscal Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation shall be the successor Fiscal Agent, without any further act.

                                  ARTICLE EIGHT

                            DEFEASANCE AND DISCHARGE

Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance.

                  The Company may, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article 8.

Section 8.02. Legal Defeasance.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, and subject to the satisfaction of the conditions set forth in Section 8.04 hereof, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Securities and this Agreement and the Guarantor shall be deemed to have been discharged from its obligations with respect to this Agreement, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.06 hereof and the other Sections of this Agreement referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Agreement (and the Fiscal Agent, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged pursuant to this Agreement: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.06 hereof, and as more fully set forth in such Section, payments in respect of the principal of, and premium, if any, and interest on, such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Article 2 hereof,
(c) the rights, powers, trusts, duties and immunities of the Fiscal Agent hereunder and the Company's and the Guarantor's obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03. Covenant Defeasance.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, and subject to the satisfaction of the conditions set forth in Section 8.04 hereof, the Company and the Guarantor shall be released from their obligations under the covenants contained in Sections 4.03, 4.04, 4.05, 4.06, and 4.07 and Articles 5 and 10 on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities, the Company or the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Agreement and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this
Section 8.03 hereof, subject to the satisfaction of the conditions set forth in
Section 8.04 hereof, Sections 6.01(3) through 6.01(6) hereof shall not constitute Events of Default.

Section 8.04. Conditions to Legal or Covenant Defeasance.

                  In order to exercise either Legal Defeasance or Covenant Defeasance, the Company must irrevocably deposit, or caused to be deposited, with the Fiscal Agent (or another fiscal agent satisfying the requirements of this Agreement), in trust for such purpose, (1) money in an amount, (2) U.S. Government Obligations that through the payment of principal and interest in accordance with their terms will provide money in an amount ("Cash Equivalents"), or (3) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Fiscal Agent, to pay the principal of, premium, if any, and interest on, the outstanding Securities at maturity or upon redemption, together with all other amounts payable by the Company under this Agreement. Such Legal Defeasance or Covenant Defeasance will become effective 91 days after such deposit if and only if:

                           (i) no Default or Event of Default with respect to the Securities has occurred and is continuing immediately prior to the time of such deposit;

                           (ii) no Default or Event of Default shall have occurred at any time in the period ending on the 91st day after the date of such deposit and shall be continuing on such 91st day;

                           (iii) such defeasance does not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound (and, in furtherance of such condition, no Default or Event of Default shall result under this Agreement due to the incurrence of indebtedness to fund such deposit and the entering into of customary documentation in connection therewith, even though such documentation may contain provisions that would otherwise give rise to a Default or Event of Default); and

                           (iv) the Company has delivered to the Fiscal Agent (A)(1) in the case of Legal Defeasance, an Opinion of Counsel to the effect that (x) there has been published by the Internal Revenue Service a ruling or (y) since the date of this Agreement, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred, or (2) in the case of Covenant Defeasance, an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; and (B) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to such Legal Defeasance or Covenant Defeasance have been complied with.

Section 8.05. Discharge.

                  If (i) the Company shall deliver to the Fiscal Agent for cancellation all Securities theretofore authenticated and delivered (other than any Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore cancelled, or (ii) all Securities not theretofore surrendered or delivered to the Fiscal Agent for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Fiscal Agent, and the Company shall irrevocably deposit with the Fiscal Agent, as trust funds solely for the benefit of the Holders for that purpose, an amount sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not theretofore surrendered or delivered to the Fiscal Agent for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, then this Agreement shall cease to be of further force or effect (except as to rights of registration of transfer or exchange of the Securities provided in this Agreement) and, at the written request of the Company, accompanied by an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Agreement have been complied with, and upon payment of the costs, charges and expenses incurred or to be incurred by the Fiscal Agent in relation thereto or in carrying out the provisions of this Agreement, the Fiscal Agent shall satisfy and discharge this Agreement ("Discharge"); provided that the Company's or the Guarantor's obligations with respect to the payment of principal, premium, if any, and interest will not terminate until the same shall apply the moneys so deposited to the payment to the Holders of Securities of all sums due and to become due thereon.

Section 8.06. Deposited Money and Government Securities to be Held in Trust;
              Other Miscellaneous Provisions.

                  Subject to Section 8.07 hereof, all money and Cash Equivalents (including the proceeds thereof) deposited with the Fiscal Agent (or other qualifying fiscal agent, collectively for purposes of this Section 8.06, the "Fiscal Agent") pursuant to Section 8.02 or 8.03 hereof in respect of the outstanding Securities shall be held in trust and applied by the Fiscal Agent, in accordance with the provisions of such Securities and this Agreement, to the payment, either directly or through the Paying Agent as the Fiscal Agent may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest but such money and Cash Equivalents need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Fiscal Agent against any tax, fee or other charge imposed on or assessed against the money or Cash Equivalents deposited pursuant to this Section 8.06 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article 8 to the contrary notwithstanding, the Fiscal Agent shall deliver or pay to the Company from time to time upon the request of the Company any money or Cash Equivalents held by it as provided in this Section 8.06 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Fiscal Agent (which may be the opinion delivered under Section
8.04 hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance, Covenant Defeasance or Discharge.

Section 8.07. Repayment to Company.

                  Any money and Cash Equivalents deposited with the Fiscal Agent or any Paying Agent, or then held by the Company or any of its Subsidiaries or Affiliates, in trust for the payment of the principal of, or premium, if any, or interest on, any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company or any of its Subsidiaries or Affiliates) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Fiscal Agent or such Paying Agent with respect to such trust money and Cash Equivalents, and all liability of the Company or any of its Subsidiaries or Affiliates as fiscal agent thereof, shall thereupon cease; provided, however, that the Fiscal Agent or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times, The Wall Street Journal (national edition) and such foreign publication as may be required by applicable law, notice that such money and Cash Equivalents remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money and Cash Equivalents then remaining will be repaid to the Company.

Section 8.08. Reinstatement.

                  If the Fiscal Agent or Paying Agent is unable to apply any United States dollars or Cash Equivalents in accordance with Section 8.02, 8.03 or 8.05 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Agreement and the Securities, and the Guarantor's obligations under this Agreement, shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02, 8.03 or 8.05 hereof until such time as the Fiscal Agent or Paying Agent is permitted to apply all such assets in accordance with Section 8.02, 8.03 or 8.05 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, or premium, if any, or interest on, any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and Cash Equivalents held by the Fiscal Agent or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01. Without Consent of Holders.

         The Company, The Guarantor and the Fiscal Agent may amend or supplement this Agreement or the Securities without notice to or consent of any
Securityholder:

                  (1) to cure any ambiguity, omission, defect or inconsistency or to make other formal changes;

                  (2)      to comply with Article Four or Five;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to add to the covenants of the Company or to add any additional Events of Default for the benefit of all the Securities;

                  (5) to add to or change any of the provisions of this Agreement to such extent as shall be necessary to permit or facilitate the issuance of Securities in (i) bearer form, registrable or not registrable as to principal, and/or (ii) coupon form, registrable or not registrable as to principal, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form;

                  (6) to add to or change any provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Fiscal Agent;

                  (7)      to issue Additional Securities pursuant to Section
         2.15; or

                  (8) to make any change that does not adversely affect the rights of any Securityholder;

but none of such changes shall adversely affect the rights of any Securityholder.

Section 9.02. With Consent of Holders.

         The Company, the Guarantor and the Fiscal Agent may amend this Agreement or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities affected by such supplement or amendment. The Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or the Guarantor in a particular instance with any provision of this Agreement or the Securities without notice to any Holder of Securities. Without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver pursuant to this Section 9.02;

                  (2) reduce the rate of or change the time for payment of interest on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security;

                  (4) waive a default in the payment of the principal of or premium, if any, or interest on any Security;

                  (5) make any Security payable in money other than that stated in the Security; or

                  (6) release the Guarantor from any of its obligations under the Guarantee or this Agreement, except in accordance with the terms of this Agreement; or

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

Section 9.03. Revocation and Effect of Consents.

         A consent to an amendment, supplement or waiver by a Holder of a Security is a continuing consent, irrevocable for a period of nine months from the date given or, if earlier, until the amendment, supplement or waiver becomes effective, both as to the Holder giving such consent and as to every subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on each Security. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

Section 9.04. Notation on or Exchange of Securities.

         If an amendment, supplement or waiver changes the term of a Security, the Fiscal Agent may require the Holder of the Security to deliver it to the Fiscal Agent. The Fiscal Agent may place an appropriate notation on the Security about an amendment, supplement or waiver and return it to the Holder. Alternatively, the Company in exchange for Securities may issue and the Fiscal Agent shall authenticate new Securities that reflect an amendment, supplement or waiver.

Section 9.05. Fiscal Agent to Sign Amendments, etc.

         The Fiscal Agent need not sign any supplement or amendment to this Agreement that adversely affects its rights. In signing such amendment, supplement or waiver, the Fiscal Agent shall be entitled to receive, and (subject to Section 7.02) shall be fully protected in relying upon an Officers' Certificate and Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by the Agreement.

                                   ARTICLE TEN

                                    GUARANTEE

Section 10.01. Guarantee. The Guarantor hereby fully, unconditionally and irrevocably guarantees, to each Holder of the Securities and the Fiscal Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise in accordance with the terms of this Agreement, of the principal of, premium, if any, and interest on the Securities and all other obligations of the Company under this Agreement (all the foregoing being hereinafter collectively called the "Obligations"). The Guarantor further agrees (to the extent permitted by law) that without notice or further assent from it, it will remain bound under this Article 10 notwithstanding any renewal of or extension of the time for payment or performance of any Obligation.

                  To the extent not prohibited by law, the Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Securities or the Obligations. In addition, to the extent not prohibited by law the obligations of the Guarantor under this Article 10 shall not be affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under this Agreement, the Securities or any other agreement or otherwise; (b) any renewal of or extension of the time for payment or performance of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Securities or any other agreement; (d) the release of any security held by any Holder or the Fiscal Agent for the Obligations or any of them; (e) any change in the ownership of the Company or (f) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

                  The Guarantor further agrees that the Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Obligations.

                  To the extent not prohibited by law, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. The Obligations of the Guarantor under this Article 10 shall terminate when all of the Obligations shall have been paid in full, or upon a Legal Defeasance or Covenant Defeasance in accordance with Section 8.02 or Section 8.03, respectively.

                  The Guarantor further agrees that the Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal and premium, if any, of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Guarantor hereby promises to and will, upon receipt of written demand by the Fiscal Agent, forthwith pay, or cause to be paid, in cash, to the Holders an amount equal to the sum of (i) the unpaid amount of such Obligations then due and owing and (ii) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by law).

                  The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Agreement for the purposes of the Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Guarantee.

                  The Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Fiscal Agent or the Holders in enforcing any rights under this Section.

Section 10.02. No Subrogation.

                  Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Fiscal Agent or any Holder against the Company or any collateral security or guarantee or right of offset held by the Fiscal Agent or any Holder for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all amounts owing to the Fiscal Agent and the Holders by the Company on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Fiscal Agent and the Holders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Fiscal Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Fiscal Agent, if required), to be applied against the Obligations.

Section 10.03. Assumption by the Guarantor.

                  The Guarantor or a Subsidiary may, with the consent of the Company but without the consent of any Holder of a Security, assume all of the rights and obligations of the Company hereunder and under the Securities if, after giving effect to such assumption, no Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor, the Company and the Fiscal Agent shall execute an amendment to the Agreement evidencing the Guarantor's or such Subsidiary's assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor thereon.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01. Notices.

         Any notice or communication shall be in writing and delivered in person or mailed by first-class mail to the other's address as follows:

               If to the Company:         Cabot Finance B.V.
                                          Botlekstraat 2
                                          3197 KA Botlek Rotterdam
                                          The Netherlands
                                          Attn: General Manager

               With a copy to:            Cabot Corporation
                                          Two Seaport Lane, Suite 1300
                                          Boston, MA 02210
                                          Attn: General Counsel

               If to the Fiscal Agent:    U.S. Bank Trust National Association
                                          100 Wall Street, 16th Floor
                                          New York, NY 10005
                                          Attention: Ward A. Spooner

         The Company, the Guarantor or the Fiscal Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Holder of a Security shall be mailed by first class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Agreement, then such method of notification as shall be made with the approval of the Fiscal Agent shall constitute a sufficient mailing of such notice.

Section 11.02. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Fiscal Agent to take any action under this Agreement, the Company shall furnish to the Fiscal
Agent:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.03. Statements Required in Certificate or Opinion.

         Each Certificate or Opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (1) a statement that the person making such Certificate or Opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Certificate or Opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.04. Rules by Fiscal Agent, Paying Agent, Registrar.

         The Fiscal Agent may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.05. Governing Law.

         The laws of the State of New York shall govern this Agreement, the Securities and the Guarantee.

Section 11.06. No Recourse Against Others.

         All liability described in the Securities of any director, officer, employee or stockholder, as such, of the Company and the Guarantor is waived and released.

Section 11.07. Successors.

         All agreements of the Company in this Agreement and the Securities shall bind its successor. All agreements of the Guarantor in this Agreement and the Guarantee shall bind its successor. All agreements of the Fiscal Agent in this Agreement shall bind its successor.

Section 11.08. Execution in Counterparts.

         The parties may sign this Agreement in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same agreement.

                    SIGNATURES

                                   CABOT FINANCE B.V.

                                   By /s/ John A. Shaw
                                      Name: John A. Shaw
                                      Title: Managing Director

                                   CABOT CORPORATION

                                   By /s/ John A. Shaw
                                      Name: John A. Shaw
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                   U.S. BANK TRUST NATIONAL ASSOCIATION

                                   By /s/ An Authorized Officer
                                      Authorized Officer

                                                                       EXHIBIT A

                               [FORM OF SECURITY]

                                                                       EXHIBIT B

                        [FORM OF CERTIFICATE OF TRANSFER]

                                                                       EXHIBIT C

                       [FORM OF CERTIFICATE FROM ACQUIRING
                       INSTITUTIONAL ACCREDITED INVESTOR]

                                       3